EXHIBIT 10.28


                            STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (the "Agreement") is entered into as of December 10, 1997 by and among the stockholders listed on Schedule I attached hereto (individually, a "Seller" and collectively, the "Sellers") and Nu Skin Asia Pacific, Inc., a Delaware corporation (the "Purchaser").

        WHEREAS, the Sellers desire to sell to the Purchaser and the Purchaser desires to purchase from the Sellers an aggregate of Five Hundred Sixty-Three Thousand Two Hundred Twenty-Nine (563,229) shares of the Class B Common Stock, par value $.001 per share of the Purchaser (the "Purchase Shares") upon the terms and conditions set forth below;

        NOW THEREFORE, in consideration of the premises and the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto hereby agree as follows:

        1.   PURCHASE AND SALE OF SHARES.

             1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, each Seller agrees to sell to the Purchaser the number of Purchase Shares set forth opposite such Seller's name on Schedule I hereto, and the Purchaser agrees to purchase all such shares from the Sellers at the Closing (as hereinafter defined) for $14.31 per share (the "Purchase Price Per Share"), which represents an aggregate Purchase Price of $8,059,809.99. The Purchaser shall purchase no less than all of the Purchase Shares pursuant to this Agreement.

             1.2 Closing. The Closing of the purchase and sale of the Purchase Shares (the "Closing") will be held at the office of the Purchaser at such time and on such date as may be agreed upon by the Sellers and the Purchaser provided, that, the Closing shall not occur later than March 31, 1998 and further provided that the obligation of the Purchaser to purchase the Purchase Shares shall be subject to the conditions that the representations and warranties of the Sellers as set forth herein shall be true and correct as of the Closing and that the Purchaser shall have received a certificate signed by each Seller to that effect. The Closing for each Seller may occur on a different date from other Sellers.

             1.3  Delivery  and Payment At the  Closing  (i) each  Seller  shall deliver to the Purchaser a certificate or certificates representing the number of Purchase Shares set forth opposite such Seller's name on Schedule I hereto, properly endorsed or accompanied by stock powers properly endorsed for transfer, accompanied by payment of any applicable stock transfer taxes with respect to such Purchase Shares together with a Substitute Form W-9 in the form attached hereto as Schedule II; (ii) the Purchaser shall deliver to each Seller as payment for the Purchase Shares sold by such Seller cash in an amount equal to the product of the Purchase Price Per Share multiplied by the number of Purchase Shares sold by such Seller, which amount is set forth opposite such Seller's name on Schedule I hereto; and (iii) the Purchaser and each Seller shall execute and deliver, each to the other, such other documents and instruments as may reasonably be required in order to effect the Closing and transfer the Purchase Shares to the Purchaser. At Closing, each of the Sellers will pay his or her pro rata share of the costs related to the transactions described herein. Additionally, the Sellers shall pay all taxes payable in connection with the transaction contemplated herein and the Purchaser may, if required by law, withhold such taxes from the Purchase Price per share payable to the Sellers. The Sellers will execute all forms and documents necessary to effect such withholding.

        2. REPRESENTATIONS AND WARRANTIES OF THE SELLERS. Each of the Sellers hereby severally represents and warrants to the Purchaser as of the date hereof and as of the Closing as follows:

             2.1 Existence and Authority. Each Seller has the capacity and authority (without the joinder of any other individual or entity), to execute and deliver, and to perform his or her obligations under, this Agreement and all other agreements, certificates and documents executed or delivered, or to be executed or delivered, by such Seller in connection herewith (individually, with this Agreement, the "Seller's Documents" and collectively, with this Agreement, the "Sellers' Documents").

             2.2 No Conflict. The execution and delivery of the Seller's Documents do not, and the consummation of the transactions contemplated hereby and thereby, will not, violate, conflict with, result in a breach of, constitute a default under or require any notice, consent, approval or order under (i) any agreement, certificate, indenture or other instrument to which the Seller is a party, or by which the Seller or any of his or her assets may be bound, or (ii) any statute, rule, regulation or other provision of law, any order, judgment, decree, arbitration award or other direction of or stipulation with a court or other tribunal, or any governmental permits, registration, license or authorization applicable to the Seller or any of his or her assets; nor will such execution, delivery and consummation result in the creation of any liens, pledges, security interests, encumbrances, charges or claims of any kind whatsoever upon any asset of the Seller.

             2.3 Validity. This Agreement has been duly executed and delivered by the Seller, and the Seller's Documents are (or when executed and delivered will be) legal, valid and binding obligations of the Seller who is a party hereto and thereto, enforceable against such Seller in accordance with their respective terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

             2.4 Title and Conveyance. The Seller has the full right, power and authority to sell, assign, transfer and deliver the Purchase Shares to be sold by such Seller as provided herein, and such delivery will convey to the Purchaser lawful, valid, good and marketable title to such Purchase Shares, free and clear of any and all liens, pledges, security interests, options, encumbrances, charges, agreements or claims of any kind whatsoever.

             2.5 Informed Decision. The Seller is in possession of all reports and documents filed by the Purchaser with the Securities and Exchange Commission and has reviewed such filings and such other information regarding the Purchaser and its business and business plan as the Seller deems relevant to make an informed decision to sell the Purchase Shares to the Purchaser. The Seller with his or her legal, tax and financial advisors has investigated the Purchaser and its business and has negotiated the transaction contemplated herein and has independently determined to sell the Purchase Shares to the Purchaser on the terms described herein. The Seller alone or with the assistance of his or her legal, tax and financial advisors is knowledgeable and experienced in financial and business matters and is capable of making an informed decision to sell the Purchase Shares to the Purchaser. The Seller acknowledges and agrees that the Purchaser has not solicited the acquisition of the Purchase Shares; rather the transaction contemplated herein was solicited by the Seller. No representation is being or has been made by the Purchaser or its advisors to the Seller regarding the tax or other effects to the Sellers of the transactions contemplated herein. The transactions contemplated herein are not being effected through a broker or dealer or on or through any exchange.

             2.6 Litigation. There are no actions, suits, proceedings, claims or governmental investigations pending or, to the best knowledge of the Seller, threatened against the Seller. The Seller is not subject or a party to any order, judgment, decree, arbitration award or other direction of or stipulation with any court or other tribunal, or in violation of any statute, rule, regulation or other provision of law, or any governmental permit, registration, license or authorization, and the Seller knows of no reasonable basis for a claim that such a violation exists.

        3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser hereby represents and warrants as follows:

             3.1 Existence and Authority. The Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power to execute and deliver, and to perform its obligations under, this Agreement; and (iii) has taken all necessary corporate action to authorize the execution and delivery, and performance of its obligations under, this Agreement.

             3.2 No Conflict. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate, conflict with, result in a breach of, constitute a default under or require any notice, consent, approval or order under (i) any provision of the Purchaser's Certificate of Incorporation or Bylaws, (ii) any agreement, indenture or other instrument to which the Purchaser is a party or by which the Purchaser or its assets may be bound or (iii) any statute, rule, regulation or other provision of law, any order, judgment, decree, arbitration award or other direction of or stipulation with a court or other tribunal, or any governmental permit, registration, license or authorization applicable to the Purchaser.

             3.3 Validity. This Agreement has been duly executed and delivered by the Purchaser and is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

        4. INDEMNIFICATION. The Sellers jointly and severally agree (i) to indemnify and hold harmless the Purchaser and its affiliates and their respective directors, officers, employees, agents and controlling persons (the Purchaser and each such person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint or several, to which such Indemnified Party may become subject under any applicable federal or state law or otherwise, relating to or arising out of any breach, nonperformance or the violation (including but not limited to the failure of any of the representations and warranties of the Sellers set forth in Section 2 hereof to be true and correct as of the applicable date) by any Seller or any provision of the Seller's Documents and (ii) to reimburse any Indemnified party for all expenses (including but not limited to counsel fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party and whether or not such claim, action or proceeding is initiated or brought by or on behalf of the Sellers. The Sellers will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability or expense is found in a final judgment by a court to have resulted from the Purchaser's bad faith or gross negligence.

        5.   MISCELLANEOUS.

             5.1 Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

             5.2 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

             5.3 No Third-Party Beneficiaries. No provision of this Agreement is intended to confer upon any person or entity other than the parties hereto any rights or remedies hereunder, except for the indemnification provisions contained in Section 4, which provisions may be enforced by the parties to be indemnified thereunder.

             5.4 Survival. The provisions of Section 4 and the representations and warranties of the Sellers set forth in Section 2 hereof shall survive the Closing. Except as provided in the immediately preceding sentence, the covenants, agreements, representations and warranties of the parties hereto contained in this Agreement shall not survive the Closing; provided, that the covenants and agreements that, by their terms, are to have effect or be performed after the Closing date shall survive in accordance with their terms.

             5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah without regard to the laws that might otherwise govern under applicable principles of conflicts of laws.

             5.6 Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

             5.7 Further Assurances. The Sellers agree to execute and deliver to the Company all documents and instructions necessary to effect the transaction contemplated herein.

        IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first above written.

NU SKIN ASIA PACIFIC, INC.



By:     ___________________________
Its:    ___________________________        Kirk V. Roney



                                           Melanie K. Roney

                                   SCHEDULE I



Name of Stockholder      Number of Purchase Shares      Aggregate Purchase Price

Kirk V. Roney                     281,615

Melanie K. Roney                  281,614

                                   SCHEDULE II

   Each Seller is required to give the Purchaser his or her social security number or the employer identification number of the record owner of shares of Class B Common Stock tendered pursuant to this Agreement.


                                                                                        Social Security Number
                                                                                             or Employer
                                  Part 1:  Please provide your TIN in the box at        Identification Number
      Substitute Form W-9         right and certify by signing and dating below              ____________

Department of the Treasury        Part 3:  Certification.                                Part 2: Awaiting TIN
Internal Revenue Service          1. Under penalties of perjury, I certify that the
                                     information provided on this form is true,
Payor's Request for Taxpayer's       correct and complete.
Identification Number (TIN)       2. Under penalties of perjury, I certify that I am
                                     not subject to backup withholding because:
                                     (a) I am exempt from backup withholding,
                                     (b) I have not been notified that I am subject
                                     to backup withholding as a result of my
                                     failure to report all interest or dividends, or
                                     (c) the Internal Revenue Service has notified
                                     me that I am no longer subject to backup
                                     withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

         SIGNATURE___________________________________   DATE ___________________


================================

   Each Seller is required to give the Purchaser his or her social security number or the employer identification number of the record owner of shares of Class B Common Stock tendered pursuant to this Agreement.


                                                                                        Social Security Number
                                                                                             or Employer
                                  Part 1:  Please provide your TIN in the box at        Identification Number
      Substitute Form W-9         right and certify by signing and dating below              ____________

Department of the Treasury        Part 3:  Certification.                                Part 2: Awaiting TIN
Internal Revenue Service          1. Under penalties of perjury, I certify that the
                                     information provided on this form is true,
Payor's Request for Taxpayer's       correct and complete.
Identification Number (TIN)       2. Under penalties of perjury, I certify that I am
                                     not subject to backup withholding because:
                                     (a) I am exempt from backup withholding,
                                     (b) I have not been notified that I am subject
                                     to backup withholding as a result of my
                                     failure to report all interest or dividends, or
                                     (c) the Internal Revenue Service has notified
                                     me that I am no longer subject to backup
                                     withholding.

The Internal  Revenue  Service does not require your consent to any provision of
this  document   other  than  the   certifications   required  to  avoid  backup
withholding.

         SIGNATURE___________________________________   DATE ___________________

================================